UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) March 2, 2010 (February 22, 2010)
Commercial Metals Company

(Exact Name of Company as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

1-4304	75-0725338

(Commission File Number)	(IRS Employer Identification No.)

6565 N. MacArthur Blvd.
Irving, Texas	75039

(Address of Principal Executive Offices)	(Zip Code)
(214) 689-4300

(Company’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     On February 22, 2010, Commercial Metals Company (the “Company”), Bank of America Securities LLC and Goldman, Sachs & Co. initiated a new commercial paper program (the “Program”) by issuing unsecured commercial paper notes (the “Notes”). This February 22, 2010 issuance was the first issuance of Notes pursuant to the Program. Pursuant to such Program, the Company may issue Notes up to a maximum outstanding amount at any time of $400,000,000. Banc of America Securities LLC and Goldman, Sachs & Co. are each acting as a dealer under the Program (collectively, the “Dealers”) pursuant to the terms and conditions of their respective Dealer Agreements with the Company, dated October 7, 2009 (each, a “Dealer Agreement”). The Dealer Agreements contain customary representations, warranties, covenants and indemnification provisions and provide the terms under which the Dealers either purchase from the Company or arrange for the sale by the Company of Notes pursuant to an exemption from federal and state securities laws. JPMorgan Chase Bank, N.A (the “Paying Agent”) is acting as the issuing and paying agent under the Program.
     Under the Program, the Company may issue the Notes from time to time, and the proceeds of the Notes will be used for general corporate purposes, including working capital, capital expenditures, acquisitions and stock repurchases. The maturities of the Notes will vary, but may not exceed 365 days from the date of issue. The Notes will be sold under customary terms in the commercial paper market and bear varying interest rates on a fixed or floating basis.
     The Dealers, the Paying Agent, and their affiliates have provided, and may provide, various investment banking, other commercial banking and financial advisory services to the Company for which they have received, and may in the future receive, customary fees.
     A copy of each Dealer Agreement is attached to this report as Exhibits 10.1 and 10.2, respectively. Each Dealer Agreement is incorporated herein by reference. The description of the material terms of each Dealer Agreement and the Program are qualified in their entirety by reference to such exhibits.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits
10.1	Commercial Paper Dealer Agreement, dated October 7, 2009, between Commercial Metals Company and Banc of America Securities LLC

10.2	Commercial Paper Dealer Agreement, dated October 7, 2009, between Commercial Metals Company and Goldman, Sachs & Co.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 2010	COMMERCIAL METALS COMPANY
	By:	/s/ William B. Larson
	Name:	William B. Larson
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Commercial Paper Dealer Agreement, dated October 7, 2009, between Commercial Metals Company and Banc of America Securities LLC

10.2	Commercial Paper Dealer Agreement, dated October 7, 2009, between Commercial Metals Company and Goldman, Sachs & Co.